
Allianz SE
Page 5
Allianz Technology International B.V.** Netherlands
Allianz Global Corporate & Specialty SE
Germany
Allianz Foundation for North America
California
Allianz Finance Corporation
Delaware
Allianz Europe B.V.
Netherlands
Allianz X GmbH
Germany
Allianz X North America LLC
Delaware
Allianz Asset Management GmbH
Allianz Asset Management of America Holdings Inc.
AGCS International Holding B.V.
Netherlands
.001%
99.999%
Allianz Mexico, S.A. Compania De Seguros
Mexico
Allianz of America, Inc
Delaware
20% (Common)
100% (Non-Voting Preferred)
80% (Common)
80%
99.8%
0.1% Managing Member
Allianz Global Risks US Insurance Company
Illinois
20%
Allianz Renewable Energy Partners of America LLC
Delaware
Allianz Reinsurance America, Inc.
California
Allianz Life Insurance Company of North America
Minnesota
Allianz Asset Management of America LLC
Delaware
0.1%
Page 2
Page 3
Page 4
Fireman's Fund Insurance Company
Illinois
Page 2
100% (Voting Common)
Allianz Reinsurance Management Services, Inc.
Delaware
Allianz Renewable Energy Partners of America 2 LLC
Delaware
PFP Holdings, LLC
Delaware
AZOA Services Corporation
New York
Allianz Technology of America, Inc.
Delaware
100% (Non-Voting Preferred)
Allianz Global Investors U.S. Holdings LLC
Delaware
Allianz Capital Partners of America LLC
Delaware
P & C Insurance Company
Life Insurance Company

** Various Non-US Intermediaries are not shown

Note: Subsidiary relationships are 100% owned except where indicated

As of 12/31/2024


Allianz Global Risks US Insurance Company
Illinois
Allianz Underwriters Insurance Company
Illinois
Fireman's Fund Insurance Company
Illinois
American Automobile Insurance Company
Missouri
1739908 Ontario, Inc.
Canada
Fireman's Fund Indemnity Corporation
New Jersey
Chicago Insurance Company
Illinois
AIM Underwriting Ltd.
Canada
Allianz Risk Consulting, LLC
California
Interstate Fire & Casualty Company
Illinois
14.28%
Par Holdings, LTD
Bermuda
Allianz Aviation Managers, LLC
Delaware
Fireman's Fund Financial Services, LLC
Delaware
AGCS Marine Insurance Company
Illinois
Allianz Risk Transfer (Bermuda) Limited
Bermuda
National Surety Corporation
Illinois
Allianz Risk Transfer, Inc.
New York
EF Solutions LLC
Delaware

P & C Insurance Company

Note: Subsidiary relationships are 100% owned except where indicated

As of 12/31/2024

Organization Chart

Allianz



Allianz Life Insurance Company of North America (Minnesota)
AZL PF Investments, Inc. (Minnesota)
Allianz Investment Management LLC (Minnesota)
Allianz Investment Management U.S. LLC (Minnesota)
Allianz Strategic Investments, LLC (Minnesota)
Allianz Life Financial Services, LLC (Minnesota)
Yorktown Financial Companies, Inc. (Indiana)
Allianz Life Insurance Company of New York (New York)
Allianz Life Insurance Company of Missouri (Missouri)
Dresdner Kleinwort Pfandbriefe Investments II, Inc. (Delaware)
Allianz Fund Investments, Inc. (Delaware)
Questar Capital Corporation (Minnesota)
Questar Agency, Inc. (Minnesota)

Life Insurance Company

Note: Subsidiary relationships are 100% owned except where indicated

As of 12/31/2024



Allianz Asset Management GmbH
[Munich]
Allianz of America, Inc.
[Delaware]
PIMCO Europe GmbH
[Munich]
0.1%
Allianz Asset Management of America Holdings Inc.
[Delaware]
99.8%
PIMCO Prime Real Estate GmbH
[Munich]
Allianz Asset Management U.S. Holding II LLC
[Delaware]
0.1% Managing Member
Allianz Asset Management of America LLC
[Delaware]
PIMCO Prime Real Estate Asia Pacific Pte. Ltd.
[Singapore]
2.4%
88.2%
Units Not Held by Allianz Entities
9.4%
PIMCO Prime Real Estate Japan GK
[Japan]
PIMCO Prime Real Estate (Shanghai) Co., Ltd.
[Shanghai]
Pacific Investment Management Company LLC
[Delaware]
99%
PIMCO Global Holdings LLC
[Delaware]
1%
1%
99%
PIMCO Investments LLC
[Delaware]
StocksPLUS Management Inc.
[Delaware]
PIMCO Aurora LLC
[Delaware]
PIMCO Global Advisors (Luxembourg) S.A.
[Luxembourg]
PIMCO Prime Real Estate LLC
[Delaware]
PIMCO Global Advisors LLC
[Delaware]
PIMCO Canada Corp.
[Nova Scotia]
PIMCO Latin America Administradora de Carteiras Ltda.
[Brazil]
PGA Global Services LLC
[Delaware]
PIMCO (Schweiz) GmbH
[Switzerland]
PIMCO Australia Pty Limited
[Australia]
PIMCO Australia Management Limited
[Australia]
PIMCO Asia Pte Ltd
[Singapore]
PIMCO Japan Ltd
[BVI]
PIMCO Global Advisors (Ireland) Limited
[Ireland]
PIMCO Europe Ltd
[UK]
PIMCO Asia Limited
[Hong Kong]
PIMCO Taiwan Limited
[Taiwan (ROC)]
PIMCO Investment Management (Shanghai) Limited
[Shanghai]

As of December 31, 2024
Excludes GP entities, funds and other investment vehicles
Subsidiary relationships are 100% owned except where indicated


Allianz SE
Munich, Germany
Allianz Holding France S.A.
Paris, France
Allianz Europe Ltd.
Amsterdam, Netherlands
Allianz Europe B.V.
Amsterdam, Netherlands
Euler Hermes Group
Paris, France**
A.C.I.F. Allianz Compagnia Italia Finanziamenti S.p.A.
Milan, Italy
Euler Hermes North America Holding, Inc.
Owings Mills, Maryland, United States
Allianz Partners S.A.S.
Paris, France
Page 6
Euler Hermes North America Insurance Company
Owings Mills, Maryland, United States
Euler Hermes Services North America, LLC
Owings Mills, Maryland, United States
Euler Hermes Collections North America Company
Owings Mills, Maryland, United States
Euler Hermes Excess North America Company, LLC
Owings Mills, Maryland, United States

P & C Insurance Company

** Various Non-US Intermediaries are not shown

Note: Subsidiary relationships are 100% owned except where indicated


Allianz SE
Munich, Germany
100%*
Allianz Partners S.A.S.
Paris, France (Branch Office:Germany)
55%
AWP P&C S.A.
Paris, France
*
AWP USA Inc.
District of Columbia, USA
Jefferson Insurance Company
New York, USA
AGA Service Company
Virginia, USA
AZGA Service Canada Inc.
Canada
AZGA Insurance Agency Canada, Ltd.
Canada
Selectcare Worldwide Corporation
Canada
P & C Insurance Company

* Allianz Partners participations ~ 100%

Note: Various Non-US Intermediaries are not shown
Note: Subsidiary relationships are 100% owned except where indicated

As of 12/31/2024